Summary Prospectus
Touchstone Arbitrage Fund	January 30, 2016

Class A Ticker: TMARX Class C Ticker: TMACX
Class Y Ticker: TMAYX Institutional Class Ticker: TARBX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 30, 2016, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE ARBITRAGE FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Arbitrage Fund (the “Fund”) seeks to achieve positive absolute returns over the long-term regardless of market conditions.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 86 and in the Fund’s Statement of Additional Information (“SAI”) on page 68.

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.35%	0.31%	0.24%
Dividend and Interest Expenses on Securities Sold Short	0.74%	0.74%	0.74%	0.74%
Total Other Expenses	1.14%	1.09%	1.05%	0.98%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	2.46%	3.16%	2.12%	2.05%
Fee Waiver or Expense Reimbursement(2)	(0.02)%	0.00%	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	2.44%	3.16%	2.12%	2.04%
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(1)Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and will differ from the ratio of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended September 30, 2015.
(2)Touchstone Advisors, Inc. and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.68%, 2.43%, 1.43%, and 1.28% of average

Touchstone Arbitrage Fund

monthly net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through January 29, 2017, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$808	$419	$215	$207	$319
3 Years	$1,296	$974	$664	$642	$974
5 Years	$1,808	$1,654	$1,139	$1,102	$1,654
10 Years	$3,209	$3,467	$2,452	$2,378	$3,467

Portfolio Turnover.  The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 276% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund primarily invests, under normal market conditions, in equity securities of U.S. and foreign issuers.  This is a non-fundamental investment policy that the Fund can change upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock.

The Fund’s sub-advisor, Longfellow Investment Management Co. (“Longfellow” or “Sub-Advisor”), seeks to purchase securities of companies that are involved in corporate reorganizations, such as publicly announced mergers, takeovers, tender offers, debt restructurings, minority purchases, leveraged buyouts, spin-offs, and  liquidations.  Merger arbitrage is an investment strategy designed to profit from the successful completion of these types of  transactions.  Longfellow may also participate in other forms of arbitrage.  The Fund is permitted to hold long and short equity positions, foreign securities including foreign depositary receipts, restricted securities including 144A securities (securities issued pursuant to Rule 144A under the Securities Act of 1933), and convertible securities.  The Fund may invest in companies of any size in seeking to achieve its investment goal.

In acting on merger arbitrage opportunities, Longfellow primarily buys securities of companies being acquired (the “target company”) in publicly announced transactions where the terms of the transaction have been largely defined and disclosed.  Longfellow may engage in selling securities short when the terms of a proposed corporate reorganization require the exchange of common stock and/or other securities.  In such a case, the common stock of the target company may be purchased and, at approximately the same time, some amount of the acquiring company’s common stock and/or other securities may be sold short depending on the terms of the transaction.  The Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the market price of the securities of the target company and the value that is offered for these securities by the acquiring company.  Under normal market conditions, merger arbitrage investments are expected to represent 60% or more of the Fund’s assets under management.

In undertaking other forms of arbitrage, the Fund will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements. This portion of the Fund’s investment strategy is designed to capture the arbitrage spread represented by the difference between the intrinsic value of a security as determined by Longfellow and the price at which the security trades.

Touchstone Arbitrage Fund

In selecting securities for the Fund, Longfellow analyzes a number of factors including: proposed financing terms, the size of the transaction, anti-trust concerns, regulatory approvals and shareholder voting requirements.   Longfellow will sell a position if it views the proposed transaction as having more risk than expected, the proposed transaction is cancelled or more attractive opportunities arise.  The Fund generally engages in active and frequent trading of portfolio securities as a part of its principal investment strategy.

Dependent upon the level of corporate restructuring activity, the market, or other conditions and as determined by Longfellow, in addition to equities, the Fund may invest in any combination of cash, cash equivalents and/or fixed income securities, including investment-grade corporate bonds, non-investment-grade debt securities (also known as junk bonds), and convertible bonds.  The weighted average maturity of the Fund’s fixed income investments will normally range from 3 to 7 years, and less under certain circumstances.  The Fund may also gain exposure to fixed income securities through investments in other registered investment companies, specifically closed-end funds.  Longfellow believes that inefficiencies can exist with the pricing of closed-end funds and that exploiting these inefficiencies can have the potential to serve as attractive investments in the Fund.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund’s Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments.  The Fund is subject to the principal risks summarized below.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

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Large-Cap Risk:  The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity market as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed Income Risk:  The market value of the Fund’s fixed income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.  Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and increase in value if interest rates fall.  Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

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Credit Risk: The fixed income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest, when due.  This may cause the issuer’s securities to decline in value.

Touchstone Arbitrage Fund

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Interest Rate Risk: As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease. The price of debt securities is generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention aimed at stabilizing interest rates in the near future. The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

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Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Non-investment-grade debt securities can also be more difficult to sell for good value. These securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events may not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer's insolvency proceeding.

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Depositary Receipts Risk: Foreign receipts, which include American Depository Receipts ("ADRs"), Global Depositary Receipts and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Management Risk:  In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Merger Arbitrage Risk: Investments in companies that are expected to be, or already are, the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected.

Touchstone Arbitrage Fund

Non-Diversification Risk:  The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Other Investment Companies Risk:  The risks of investment in other investment companies typically reflect the risk of the types of securities in which the underlying investment companies invest.  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.  There may also not be an active trading market available for shares of some closed-end funds.  Additionally, trading of closed-end fund shares may be halted or delisted by the listing exchange.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or Sub-Advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or Sub-Advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk:  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Rule 144A Securities Risk: Rule 144A securities are restricted securities that may be purchased only by qualified institutional buyers in reliance on an exemption from federal registration requirements.  Investing in Rule 144A securities may reduce the liquidity of the Fund’s portfolio if an adequate institutional trading market for these securities does not exist.  The Fund may be unable to sell Rule 144A securities at advantageous prices or times, or at all, if an insufficient number of qualified institutional buyers is interested in purchasing such securities.  Prices of Rule 144A securities often reflect a discount, which may be significant, from the market price of comparable exchange-listed securities for which a liquid trading market exists.  The Fund may also have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Short Sale Risk:  In a short sale, the Fund sells a security or other financial instrument, such as a futures contract, that it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement.   If the price of the security sold short rises between the time the Fund sells the security short and the time the Fund replaces the security sold short, the Fund will realize a loss on the transaction.   Although the Fund’s potential gain on a short sale is limited to the amount at which the Fund sells the security short, the Fund’s potential loss on a short sale is limited only by the maximum attainable price of the security less the price at which the security was sold short.

This Fund should only be purchased by investors seeking positive absolute returns who can withstand the share price volatility of arbitrage investing.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

Touchstone Arbitrage Fund

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing how the Fund’s average annual total returns for one year and since inception compare with the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.  The bar chart does not reflect any sales charges, which would reduce your return.  The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Arbitrage Fund — Class A Total Return as of December 31

Best Quarter:  Fourth Quarter 2015 2.33%          Worst Quarter: Second Quarter 2014 (1.00)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns may differ from those shown and depend on your tax situation.  The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  The after-tax returns shown in the table are for Class A shares only.  The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2015

	1 Year	Since Inception (09-30-13)
Touchstone Arbitrage Fund — Class A
Return Before Taxes	(3.32)%	(1.83)%
Return After Taxes on Distributions	(3.79)%	(2.06)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.64)%	(1.43)%
Touchstone Arbitrage Fund — Class C
Return Before Taxes	0.60%	0.06%
Touchstone Arbitrage Fund — Class Y
Return Before Taxes	2.64%	1.05%
Touchstone Arbitrage Fund — Institutional Class
Return Before Taxes	2.86%	1.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.05%	0.05%

Touchstone Arbitrage Fund

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Longfellow Investment Management Co.	Barbara J. McKenna, CFA	Since Fund's inception in 2013	Managing Principal and Portfolio Manager
	David C. Stuehr, CFA	Since Fund's inception in 2013	Principal, Portfolio Manager
	John E. Villela, CFA	Since Fund's inception in 2013	Managing Principal and Portfolio Manager
	Alexander R. Graham, CAIA	Since Fund's inception in 2013	Portfolio Manager and Senior Analyst

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A and C shares may be purchased and sold directly through Touchstone Securities, Inc. (“Touchstone Securities”) or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares, see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to pay dividends and make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-56-TFGT-TMARX-1601